INCOME TAXES - Schedule of Difference Between Actual Income Tax Expense (Benefit) and Amount Computed by Applying PRC Statutory Income Tax Rate to Earnings before Income Taxes (Details)	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Difference between actual income tax expense and amount computed by applying the PRC statutory income tax rate to earnings (loss) before income taxes
Computed "expected" income tax benefit	¥ (12,906,431)		¥ (10,624,891)	¥ (10,130,563)
Increase in valuation allowance	4,627,171		8,623,561	(2,014,183)
Entities not subject to income tax	(2,644,684)		989,238	606,823
Non-deductible expenses
Entertainment	287,932		291,380	177,509
Share-based compensation	142,427		702,933	767,010
Other non-deductible expenses	8,477,180		(6,287,462)	4,186,105
Disposal of equity interests in subsidiaries	(1,561,796)
Other			(96,450)	(404,410)
Total income tax benefit	¥ (3,578,203)	$ (511,676)	¥ (6,401,691)	¥ (6,811,709)